SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 31, 2003
(Date of earliest event reported)

FAIR ISAAC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16439	94-1499887

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Smith Ranch Road, San Rafael, CA	94903

(Address of principal executive offices)	(Zip Code)

(415) 472-2211

(Registrant’s telephone number,
including area code)

Fair, Isaac and Company, Incorporated

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURE

Item 5. Other Events.

     On March 31, 2003, Fair, Isaac and Company, Incorporated changed its corporate name to Fair Isaac Corporation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 1, 2003

FAIR ISAAC CORPORATION

By	/s/ Andrea M. Fike

Andrea M. Fike
Vice President, General Counsel and Secretary